Exhibit 10.1

Execution Version

THIRD AMENDMENT AND JOINDER TO AMENDED AND RESTATED
REVOLVING CREDIT AND SECURITY AGREEMENT AND WAIVER

THIS THIRD AMENDMENT AND JOINDER TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT AND WAIVER (this “Amendment”), dated as of April 17, 2019, is entered into by and among Hudson Technologies Company, a Tennessee corporation (“Hudson Technologies”), Hudson Holdings, Inc., a Nevada corporation (“Holdings”), Aspen Refrigerants, Inc (f/k/a Airgas-Refrigerants, Inc.), a Delaware corporation (“ARI” and together with Hudson Technologies, Holdings, and each Person joined to the Credit Agreement as a borrower from time to time, collectively, the “Borrowers” and each individually, a “Borrower”), Glacier International, Inc., a New York corporation (“GI”), Glacier Trading Corp., a New York corporation (“GTC”), HFC International, Inc., a New York corporation (“HFC”), HFC Traders, Inc., a New York corporation (“HFC Traders”), RCT International, Inc., a New York corporation (“RCT”), RCTI Corp., a New York corporation (“RCTI”), RCTI Trading, Inc., a New York corporation (“RCTI Trading”), RGIT, Inc., a New York corporation (“RGIT”), RGIT Trading Corp., a New York corporation (“RGIT Trading”), and RGT Enterprises, Inc., a New York corporation (“RGT”, and together with GI, GTC, HFC, HFC Traders, RCT, RCTI, RCTI Trading, RGIT, and RGIT Trading, collectively, the “Joining Guarantors”, and each a “Joining Guarantor”), Hudson Technologies, Inc., a New York corporation (“HT”, and together with Joining Guarantors and each Person joined to the Credit Agreement as a guarantor from time to time, collectively, the “Guarantors”, and together with the Borrowers, collectively, the “Credit Parties” and each individually, a “Credit Party”), the financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders”), and PNC Bank, National Association (“PNC”), as collateral agent and administrative agent for Lenders (PNC, in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the below-defined Credit Agreement.

RECITALS

A.          The Borrowers, HT, Lenders, and Agent have previously entered into that certain Amended and Restated Revolving Credit and Security Agreement, dated as of October 10, 2017 (as amended hereby and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers.

B.           The Borrowers and HT have notified Agent that Holdings formed GI on April 19, 2018 and RGT, GTC, HFC, HFC Traders, RCT, RCTI, RCTI Trading, RGIT, and RGIT Trading on May 9, 2018 (each such date, as applicable, the “Formation Date”). Section 7.12 of the Credit Agreement requires that new Subsidiaries of any Credit Party must join the Credit Agreement as a “Borrower” and, notwithstanding such requirement, Borrowers and HT have requested, and Agent and Lenders have agreed, to (i) waive the requirement that Joining Guarantors join the Credit Agreement and Other Documents as a “Borrower”, (ii) retroactively join the Joining Guarantors as of the Formation Date as Guarantors to the Credit Agreement and Other Documents, including without limitation that certain Amended and Restated Guaranty and Suretyship Agreement, dated October 10, 2017, executed by HT in favor of Agent (as amended hereby and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the, “Closing Date Guaranty”), and (iii) amend the Credit Agreement, Closing Date Guaranty and Other Documents, all of the foregoing in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Waiver. Upon the satisfaction of the conditions precedent set forth in Section 4 hereof, the Agent and Lenders hereby waive the requirement that Joining Guarantors join the Credit Agreement and Other Documents as a “Borrower”. The foregoing waiver is solely limited to the specific events stated herein and shall not apply to any breach of any of the other provisions of the Credit Agreement or any Other Document, and shall not be deemed to be, or otherwise construed to constitute, a waiver of the subject provisions for any events or of any Default or Event of Default arising out of any failure of any Credit Party to comply with any of the other provisions of the Credit Agreement or the Other Documents. Agent and Lenders have granted the foregoing waiver in this particular instance and in light of the facts and circumstances that presently exist, and the grant of such waiver shall not constitute a course of dealing or impair Agent or any Lender’s right to withhold a waiver or any Defaults or Events of Default in the future.

2.           Joinder. Each Joining Guarantor, retroactively on the Formation Date, joins in as, assumes the obligations and liabilities of, adopts the obligations, liabilities and role of, and becomes a Guarantor under, the Credit Agreement, the Closing Date Guaranty and the Other Documents to secure the Obligations. All references to Guarantor or Guarantors contained in the Credit Agreement, the Closing Date Guaranty and the Other Documents are hereby deemed for all purposes to also refer to and include each Joining Guarantor as a Guarantor, and each Joining Guarantor hereby agrees to comply with all terms and conditions of the Credit Agreement, the Closing Date Guaranty and the Other Documents as if Joining Guarantor were an original signatory thereto.

3.            Amendments to Credit Agreement. Upon the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended as follows:

(a)       New Definitions. The following new definitions are hereby added to Section 1.1 of the Credit Agreement in alphabetical order as follows

“Beneficial Owner” shall mean, for each Borrower, each of the following: (a) each individual, if any, who, directly or indirectly, owns 25% or more of such Borrower’s Equity Interests; and (b) a single individual with significant responsibility to control, manage, or direct such Borrower.

“Certificate of Beneficial Ownership” shall mean, for each Borrower, a certificate in form and substance acceptable to Agent (as amended or modified by Agent from time to time in its sole discretion), certifying, among other things, the Beneficial Owner of such Borrower.

“Third Amendment” shall mean that certain Third Amendment and Joinder to Amended and Restated Revolving Credit and Security Agreement and Waiver, dated as of the Third Amendment Effective Date, by and among the Credit Parties, the Lenders and the Agent.

“Third Amendment Effective Date” shall mean the sooner to occur of April 17, 2019 and the date on which all of the conditions precedent to the effectiveness of the Third Amendment, as set forth in Section 4 thereof, shall have occurred.

(b)       Existing Definitions. The following existing definition contained in Section 1.1 of the Credit Agreement are hereby amended and restated as follows

“Earnings Before Interest and Taxes” shall mean for any period, with respect to the Credit Parties on a consolidated basis (unless Persons other than the Credit Parties are so specified in another applicable Section or provision of this Agreement), the sum of (i) net income (or loss) for such period (excluding extraordinary gains and losses), plus (ii) all interest expense for such period, plus (iii) all charges against income for such period for federal, state and local taxes.

“Other Documents” shall mean the Notes, any Guaranty, any Certificate of Beneficial Ownership, any Lender-Provided Interest Rate Hedge, any perfection certificate, the Fee Letter, the Intercreditor Agreement, the mortgages, if any, and any and all other agreements, instruments and documents, including guaranties, guaranty security agreements, pledges, subordination agreements, powers of attorney, consents, interest or currency swap agreements or other similar agreements and all other writings heretofore, now or hereafter executed by Borrowers or any Guarantor and/or delivered to Agent or any Lender in respect of the transactions contemplated by this Agreement.

(c)       Certificate of Beneficial Ownership. A new Section 5.25 Certificate of Beneficial Ownership is hereby added to the Credit Agreement as follows:

5.25       Certificate of Beneficial Ownership. The Certificate of Beneficial Ownership executed and delivered to Agent and Lenders for each Borrower on or prior to the date of the Third Amendment, as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the date hereof and as of the date any such update is delivered. Each Borrower acknowledges and agrees that the Certificate of Beneficial Ownership is one of the Other Documents.

(d)       Certificate of Beneficial Ownership. A new Section 6.15 Certificate of Beneficial Ownership and Other Additional Information is hereby added to the Credit Agreement as follows:

6.15       Certificate of Beneficial Ownership and Other Additional Information. Provide to Agent and the Lenders: (i) upon request, confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership provided to the Agent and Lenders; (ii) a new Certificate of Beneficial Ownership, in form and substance acceptable to Agent and each Lender, when the individual(s) to be identified as a Beneficial Owner have changed; and (iii) such other information and documentation as may reasonably be requested by Agent or any Lender from time to time for purposes of compliance by Agent or such Lender with applicable laws (including without limitation the USA Patriot Act and other “know your customer” and anti-money laundering rules and regulations), and any policy or procedure implemented by Agent or such Lender to comply therewith.

(e)       The disclosure schedules to the Credit Agreement shall hereby be supplemented with the corresponding schedules attached hereto as Exhibit A; provided that any reference in the Credit Agreement or any Other Document to any such supplemented schedule being as of the Closing Date shall be deemed to be, for purposes of such supplemental information only, a reference to being as of the Third Amendment Effective Date.

4.            Effectiveness of this Amendment. This Amendment shall be effective upon the date of satisfaction of the following conditions precedent:

(a)       Agent shall have received this Amendment executed by the Credit Parties;

(b)      Agent shall have received updates to the disclosure schedules to the Credit Agreement with respect to Joining Guarantors, attached hereto as Exhibit A, in form and substance acceptable to Agent;

(c)       Agent shall have received a pledge agreement, in form and substance acceptable to Agent, executed by Holdings in favor of Agent for the Equity Interests of each Joining Guarantor;

(d)       Agent shall have received a perfection certificate for Joining Guarantors, in form and substance acceptable to Agent, executed by the Credit Parties;

(e)       Agent shall have received a Certificate of Beneficial Ownership, in form and substance acceptable to Agent, executed and delivered to Agent and Lenders for each Borrower, and such other documentation and other information requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act;

(f)       Agent shall have received the executed legal opinion of counsel in form and substance satisfactory to Agent which shall cover such matters incident to the transactions contemplated by this Amendment, the Other Documents and related agreements as Agent may reasonably require and the Credit Parties hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders;

(g)       Agent shall have received in form and substance satisfactory to Agent, certificates evidencing the addition of Joining Guarantors as insured parties to the other Credit Parties’ casualty and liability insurance policies;

(h)       Agent shall have received UCC searches, Federal and State tax lien searches, and other Lien searches run against the names of the Joining Guarantors and any previous, alternate and fictitious names of the Joining Guarantors, as applicable, showing no existing security interests in or Liens on the Collateral other than Permitted Encumbrances and other Liens permitted by the Agent;

(i)        Agent shall have received a certificate of the corporate secretary or other authorized officer of each Credit Party, in form and substance acceptable to Agent, dated as of the Third Amendment Effective Date, which shall certify (i) copies of resolutions in form and substance satisfactory to Agent, of the board of directors (or other equivalent governing body, member or partner) of Holdings and each Joining Guarantor authorizing, as applicable, the execution, delivery and performance of this Amendment and each Other Document delivered in connection herewith to which such Credit Party is a party (including authorization of the joinder of Joining Guarantors to the Credit Agreement and each Other Document as a Guarantor on a joint and several basis with all other Guarantors as provided for in the Credit Agreement, the Closing Date Guaranty and the Other Documents and of Joining Guarantors’ grant of the security interests in and liens upon its Collateral to secure the Obligations (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the authorized officers of each Credit Party authorized to execute this Amendment and the Other Documents delivered in connection herewith to which it is a party, (iii) (a) with respect to Joining Guarantors, copies of each Joining Guarantor’s certificate of incorporation certified by the Secretary of State of the State of New York and bylaws in effect on the date hereof, complete with all amendments thereto and (b) with respect to Borrowers and HT, either (1) a certification that the certificates or articles of incorporation or charter, as applicable, and the bylaws previously delivered to Agent have not been amended, modified or rescinded in any way since such delivery and remain in full force and effect as of the date hereof or (2) to the extent of any amendments or modifications since last delivered to Agent, certificates or articles of incorporation or charter, as applicable, certified by the Secretary of State or other appropriate official of the applicable Credit Party’s jurisdiction of formation and bylaws, as in effect on the date hereof, complete with all amendments thereto, and (iv) with respect to Joining Guarantors, the good standing (or equivalent status) of each Joining Guarantor in its jurisdiction of organization and each applicable jurisdiction where the conduct of each Joining Guarantor’s business activities or the ownership of its properties necessitates qualification, as evidenced by good standing certificate(s) (or the equivalent thereof issued by any applicable jurisdiction) dated as of a recent date, issued by the Secretary of State or other appropriate official of each such jurisdiction;

(j)        Agent shall have received and reviewed to its satisfaction the execution version of the Joinder to Term Loan Credit and Security Agreement and Other Documents, dated as of the date hereof, executed by Term Loan Agent and the Credit Parties (the “Term Loan Joinder”) and all material documents, instruments and agreements to the executed and delivered in connection therewith, and all conditions precedent to the effectiveness of the Term Loan Joinder shall have been satisfied;

(k)       Each document (including any Uniform Commercial Code financing statements) required by this Amendment, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

(l)        Agent shall have received such other agreements, instruments and information requested by Lender, in form and substance acceptable to Agent;

(m)      All of the representations and warranties contained in this Amendment shall be true and correct in all material respects; and

(n)       After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

5.            Representations and Warranties. Each Credit Party hereby:

(a)       reaffirms all representations and warranties made to Agent and Lenders under the Credit Agreement and all of the Other Documents and confirms that all are true and correct in all material respects as of the date hereof, in each case other than representations and warranties that relate to a specific date;

(b)       reaffirms all of the covenants contained in the Credit Agreement and covenants to abide thereby until all Advances, Obligations and other liabilities of Credit Parties to Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c)       represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any Other Documents;

(d)       represents and warrants that no Material Adverse Effect shall have occurred as of the date of this Amendment;

(e)       represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate or company action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its articles of incorporation, bylaws, certificate of formation or operating agreement or of any contract or agreement to which it is a party or by which any of its properties are bound;

(f)        represents and warrants that this Amendment, and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms; and

(g)       represents and warrants that each Credit Party is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and all businesses in which it is about to engage, and as of the date hereof, the fair saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities.

6.            Payment of Expenses. Credit Parties shall pay or reimburse Agent for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

7.           Security Interest. As security for the payment of the Obligations, and satisfaction by Credit Parties of all covenants and undertakings contained in the Credit Agreement and the Other Documents, subject to the terms of the Credit Agreement and Other Documents, (i) Borrowers and HT reconfirm the prior grant of the continuing security interest in and perfected lien in favor of Agent for its benefit and the ratable benefit of each Lender, upon and to, all of its right, title and interest in and to the Collateral, whether now owned or hereafter acquired, created or arising and wherever located and (ii) each Joining Guarantor hereby assigns, pledges and grants to Agent, for its benefit and for the ratable benefit of each Lender, a continuing security interest in and perfected lien upon and to, all of its right, title and interest in and to the Collateral, whether now owned or hereafter acquired, created or arising and wherever located.

8.           Confirmation of Indebtedness. Borrowers confirm and acknowledge that as of the opening of business on April 16, 2019 Borrowers were indebted to Agent and Lenders for the Advances under the Loan Agreement without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal amount of $32,107,539.56, of which $31,977,539.56 is owing on account of Revolving Advances and for which Borrowers are contingently liable in the amount of $130,000.00 on account of undrawn Letters of Credit, plus all fees, costs and expenses incurred to date in connection with the Credit Agreement and the Other Documents.

9.            Reaffirmation of Other Documents. Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all other of Other Documents, are hereby reaffirmed by the Credit Parties and shall continue in full force and effect as therein written.

10.          Acknowledgment of Guarantors. Guarantors hereby covenant and agree that the Closing Date Guaranty remains in full force and effect and continues to cover the existing and future Guaranteed Obligations (as defined therein).

11.          Post-Closing Requirement. Except as otherwise required pursuant to the Intercreditor Agreement, in the event that (1) Agent shall request, in its commercial reasonable discretion, that any Joining Guarantor issue a stock certificate evidencing the Equity Interests issued by such Joining Guarantor or (2) irrespective of such request, if any Joining Guarantor issues such stock certificate or other evidence of such Equity Interests for any other reason, then, in either event, such Joining Guarantor shall promptly deliver to Agent the original of such stock certificates or other evidences of such Equity Interests, accompanied by a duly executed instrument of transfer or assignments in blank.

12.          Miscellaneous.

(a)       No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)       The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)       No modification hereof or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)       This Amendment shall constitute an Other Document under the Credit Agreement, and the breach of any representation or warranty contained herein or the failure to perform, keep or observe any term, provision, condition or covenant contained herein shall constitute an Event of Default under the Credit Agreement.

13.          Choice of Law. This Amendment and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.

14.          Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:	HUDSON TECHNOLOGIES COMPANY

	By:	/s/ Kevin J. Zugibe
	Name:	Kevin J. Zugibe
	Title:	Chief Executive Officer

HUDSON HOLDINGS, INC.

	By:	/s/ Kevin J. Zugibe
	Name:	Kevin J. Zugibe
	Title:	Chief Executive Officer

AIRGAS-REFRIGERANTS, INC.

	By:	/s/ Kevin J. Zugibe
	Name:	Kevin J. Zugibe
	Title:	Chief Executive Officer

GUARANTORS:	HUDSON TECHNOLOGIES, INC.

	By:	/s/ Kevin J. Zugibe
	Name:	Kevin J. Zugibe
	Title:	Chief Executive Officer

GLACIER INTERNATIONAL, INC.

	By:	/s/ Kevin J. Zugibe
	Name:	Kevin J. Zugibe
	Title:	Chief Executive Officer

GLACIER TRADING CORP.

	By:	/s/ Kevin J. Zugibe
	Name:	Kevin J. Zugibe
	Title:	Chief Executive Officer

HFC INTERNATIONAL, INC.

	By:	/s/ Kevin J. Zugibe
	Name:	Kevin J. Zugibe
	Title:	Chief Executive Officer

Signature Page to Third Amendment and Joinder to

Amended and Restated Revolving Credit and Security Agreement and Waiver

HFC TRADERS, INC.

By:	/s/ Kevin J. Zugibe
Name:	Kevin J. Zugibe
Title:	Chief Executive Officer

RCT INTERNATIONAL, INC.

By:	/s/ Kevin J. Zugibe
Name:	Kevin J. Zugibe
Title:	Chief Executive Officer

RCTI CORP.

By:	/s/ Kevin J. Zugibe
Name:	Kevin J. Zugibe
Title:	Chief Executive Officer

RCTI TRADING, INC.

By:	/s/ Kevin J. Zugibe
Name:	Kevin J. Zugibe
Title:	Chief Executive Officer

RGIT, INC.

By:	/s/ Kevin J. Zugibe
Name:	Kevin J. Zugibe
Title:	Chief Executive Officer

RGIT TRADING CORP.

By:	/s/ Kevin J. Zugibe
Name:	Kevin J. Zugibe
Title:	Chief Executive Officer

RGT ENTERPRISES, INC.

By:	/s/ Kevin J. Zugibe
Name:	Kevin J. Zugibe
Title:	Chief Executive Officer

Signature Page to Third Amendment and Joinder to

Amended and Restated Revolving Credit and Security Agreement and Waiver

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and as Agent

By:	/s/ Glenn Kreutzer
Name:	Glenn Kreutzer
Title:	Senior Vice President

1 Garret Mountain Plaza
Woodland Park, NJ 07424

Signature Page to Third Amendment and Joinder to

Amended and Restated Revolving Credit and Security Agreement and Waiver

J.P. MORGAN CHASE BANK, N. A.
as a Lender

By:	/s/ Donna DiForio
Name: Donna DiForio
Title: Authorized Officer

270 Park Avenue
New York, New York 10017

Signature Page to Third Amendment and Joinder to

Amended and Restated Revolving Credit and Security Agreement and Waiver